UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                                                                     December 14, 2010

Veritec, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada                                                                000-15113                                                      95-3954373
  (State or Other Jurisdiction                                                                (Commission File Number)                                                                         (IRS Employer
        Incorporation)                                                                                                                Identification No.)

2445 Winnetka Avenue North, Golden Valley, MN                                                                                                               55427
(Address of Principal Executive Offices)                                                                                                                     (Zip Code)

Registrant’s telephone number, including area code                                                                                     (763) 253-2670

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

Pre-commencement communications pursuant to Rule 13e-4 © under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2010, the Board of Directors (the “Board”) of Veritec, Inc. (the “Company”) accepted the resignation of Robert Junghans as a Director and Chairman of the Company’s audit committee.  The Company would be electing his replacement very soon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2010                                                                By:                      /s/ Van Thuy Tran
Its CEO/Executive Chair